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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): March 2, 2000


                              CARVER BANCORP, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                  0-21487              13-3904174
       (State or other             (Commission           (IRS Employer
       jurisdiction of             File Number)       Identification No.)
        incorporation)


                    75 WEST 125TH STREET, NEW YORK, NEW YORK
               10027-4512 (Address of principal executive offices,
                               including zip code)


       Registrant's telephone number, including area code: (212) 876-4747


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEMS 1 THROUGH 4, 6 AND 8.
NOT APPLICABLE.

ITEM 5.           OTHER EVENTS.

         On March 3, 2000, Carver Bancorp, Inc., a Delaware corporation and the holding company for Carver Federal Savings Bank ("Carver"), announced the results of the Annual Meeting of Stockholders held on February 24, 2000, as reported by CT Corporation System, Carver's inspector of election.

         A press release detailing the foregoing is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this Report:



EXHIBIT NO.                                      DESCRIPTION
-----------                                      -----------
    99.1                       Press Release, dated March 3, 2000, announcing
                                       report of inspector of election



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CARVER BANCORP, INC.



                                     By: /s/ Deborah C. Wright
                                         -------------------------------
                                             Deborah C. Wright
                                             President & Chief Executive Officer


Date:    March 3, 2000